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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         Post-Effective Amendment No. 6
                    to Registration Statement No. 333-114888
                                    Form S-1

                                      Under

                           The Securities Act of 1933

                           IDS Life Insurance Company

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             (Exact name of registrant as specified in its charter)

                                    Minnesota

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         (State or other jurisdiction of incorporation or organization)

                                   41-0823832

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                      (I.R.S. Employer Identification No.)

                70100 Ameriprise Financial Center, Minneapolis, MN 55474
                                 (800) 862-7919

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       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               Mary Ellyn Minenko

                           IDS Life Insurance Company
            50607 Ameriprise Financial Center, Minneapolis, Minnesota 55474
                                 (612) 671-3678

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            Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


It is proposed that this filing become effective on June 9, 2006.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. /X/

Pursuant to Rule 429 under the Securities Act of 1933, the prospectuses contained or incorporated herein by reference also relate to and constitute a post-effective amendment to Securities Act Registration Statement No. 33-28976.

The prospectus filed electronically herewith is not intended to supersede prospectuses filed with the Post-Effective Amendment No. 5 to Registration Statement No. 333-11488, filed on or about April 26, 2006.



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                         Calculation of Registration Fee

 TITLE OF EACH CLASS                           PROPOSED MAXIMUM      PROPOSED MAXIMUM
 OF SECURITIES TO BE         AMOUNT TO BE     OFFERING PRICE PER    AGGREGATE OFFERING       AMOUNT OF
      REGISTERED              REGISTERED             UNIT                 PRICE          REGISTRATION FEE
-----------------------     ---------------   ------------------    ------------------    ----------------
Interests in market         N/A
value adjusted annuity
contracts and accounts
of RiverSource
Retirement Advisor 4
Advantage Variable
Annuity, RiverSource
Retirement Advisor 4
Select Variable
Annuity, and RiverSource
Retirement Advisor 4 Access
Variable Annuity.


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                                     PART I.

                       INFORMATION REQUIRED IN PROSPECTUS

The prospectus for RiverSource Retirement Advisor 4 Advantage(SM) Variable Annuity/RiverSource Retirement Advisor 4 Select(SM) Variable Annuity/RiverSource Retirement Advisor 4 Access Variable Annuity is incorporated by reference from Part A of Post-Effective Amendment No. 40 to Registration Statement No. 333-79311, filed on or about June 5, 2006.


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                                    PART II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.       Other Expenses of Issuance and Distribution

The expenses of the issuance and distribution of the interests in the IDS Life Account MGA of IDS Life Insurance Company to be registered, other than commissions on sales of the Contracts, are to be borne by the registrant.

Item 14.       Indemnification of Directors and Officers

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 15.       Recent Sales of Unregistered Securities
Not Applicable.


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Item 16.       (A) Exhibits

         1. - 2. Not Applicable.

         3.1 Copy of Certificate of Incorporation of IDS Life Insurance Company filed electronically as Exhibit 3.1 to Post-Effective Amendment No. 5 to Registration Statement No. 33-28976 is incorporated herein by reference.

         3.2 Copy of the Amended and Restated By-laws of IDS Life Insurance Company filed electronically as Exhibit 3.2 to Post-Effective Amendment No. 17 to Registration Statement No. 33-28976 is incorporated herein by reference.

         3.3 Copy of Resolution of the Board of Directors of IDS Life Insurance Company, dated May 5, 1989, establishing IDS Life Account MGA filed electronically as Exhibit 3.3 to Post-Effective Amendment No. 5 to Registration Statement No. 33-28976 is incorporated herein by reference.

         4.1 Copy of Non-tax qualified Group Annuity Contract, Form 30363C, filed electronically as Exhibit 4.1 to Post-Effective Amendment No. 5 to Registration Statement No. 33-28976 is incorporated herein by reference.

         4.2 Copy of Non-tax qualified Group Annuity Certificate, Form 30360C, filed electronically as Exhibit 4.2 to Post-Effective Amendment No. 5 to Registration Statement No. 33-28976 is incorporated herein by reference.

         4.3 Copy of Endorsement No. 30340C-GP to the Group Annuity Contract filed electronically as Exhibit 4.3 to Post-Effective Amendment No. 5 to Registration Statement No. 33-28976 is incorporated herein by reference.

         4.4 Copy of Endorsement No. 30340C to the Group Annuity Certificate filed electronically as Exhibit 4.4 to Post-Effective Amendment No. 5 to Registration Statement No. 33-28976 is incorporated herein by reference.

         4.5 Copy of Tax qualified Group Annuity Contract, Form 30369C, filed electronically as Exhibit 4.5 to Post-Effective Amendment No. 10 to Registration Statement No. 33-28976 is incorporated herein by reference.

         4.6 Copy of Tax qualified Group Annuity Certificate, Form 30368C, filed electronically as Exhibit 4.6 to Post-Effective Amendment No. 10 to Registration Statement No. 33-28976 is incorporated herein by reference.

         4.7 Copy of Group IRA Annuity Contract, Form 30372C, filed electronically as Exhibit 4.7 to Post-Effective Amendment No. 10 to Registration Statement No. 33-28976 is incorporated herein by reference.

         4.8 Copy of Group IRA Annuity Certificate, Form 30371C, filed electronically as Exhibit 4.8 to Post-Effective Amendment No. 10 to Registration Statement No. 33-28976 is incorporated herein by reference.

         4.9 Copy of Non-tax qualified Individual Annuity Contract, Form 30365D, filed electronically as Exhibit 4.9 to Post-Effective Amendment No. 10 to Registration Statement No. 33-28976 is incorporated herein by reference.

         4.10 Copy of Endorsement No. 30379 to the Individual Annuity Contract, filed electronically as Exhibit 4.10 to Post-Effective Amendment No. 10 to Registration Statement No. 33-28976 is incorporated herein by reference.

         4.11 Copy of Tax qualified Individual Annuity Contract, Form 30370C, filed electronically as Exhibit 4.11 to Post-Effective Amendment No. 10 to Registration Statement No. 33-28976 is incorporated herein by reference.

         4.12 Copy of Individual IRA Annuity Contract, Form 30373C, filed electronically as Exhibit 4.12 to Post-Effective Amendment No. 10 to Registration Statement No. 33-28976 is incorporated herein by reference.


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         4.13     Copy of Endorsement No. 33007 filed electronically as Exhibit
                  4.13 to Post-Effective Amendment No. 12 to Registration Statement No. 33-28976 is incorporated herein by reference.

         4.14 Form of Traditional IRA or SEP-IRA Annuity Endorsement (form 131061) filed electronically as Exhibit 4.14 to Post-Effective Amendment No. 17 to Registration Statement No. 33-28976 is incorporated herein by reference.

         4.15 Form of Roth IRA Annuity Endorsement (form 131062) filed electronically as Exhibit 4.15 to Post-Effective Amendment No. 17 to Registration Statement No. 33-28976 is incorporated herein by reference.

         4.16 Form of Deferred Annuity Contract for Retirement Advisor Advantage Plus (form 1043A) filed electronically as Exhibit
                  4.15 to IDS Life Variable Account 10 Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

         4.17 Form of Deferred Annuity Contract for Retirement Advisor Select Plus (form 131041A) filed electronically as Exhibit
                  4.16 to IDS Life Variable Account 10 Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

         4.18 Form of Guarantee Period Accounts Rider filed electronically as Exhibit 4.24 to IDS Life Variable Account 10 Post-Effective Amendment No. 25 to Registration Statement No. 333-79311, filed on or about June 2, 2004, is incorporated by reference.

         4.19 Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Advantage (form 131101) filed electronically as
                  Exhibit 4.17 to IDS Life Variable Account 10 Post-Effective Amendment No. 40 to Registration Statement No. 333-79311, filed on or about June 5, 2006, is incorporated by reference.

         4.20 Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Select Variable Annuity (form 131102) filed electronically as Exhibit 4.18 to IDS Life Variable Account 10 Post-Effective Amendment No. 40 to Registration Statement No. 333-79311, filed on or about June 5, 2006 is incorporated by reference.

         4.21 Form of Deferred Annuity Contract for RiverSource Retirement Advisor Access Variable Annuity (form 131103) filed electronically as Exhibit 4.19 to IDS Life Variable Account 10 Post-Effective Amendment No. 40 to Registration Statement No. 333-79311, filed on or about June 5, 2006 is incorporated by reference.

         5. Opinion of Counsel regarding legality of Contracts is filed electronically herewith.

         6.-20.   Not Applicable.

         21. Copy of List of Subsidiaries filed electronically as Exhibit 22 to Post-Effective Amendment No. 8 to Registration Statement No. 33-28976 is incorporated herein by reference.

         22.      Not Applicable.

         23. Consent of Independent Registered Public Accounting Firm is filed electronically herewith.

         24.1 Power of Attorney to sign Amendments to this Registration Statement, dated April 13, 2005, filed electronically as
                  Exhibit 24.1 to Post-Effective Amendment No. 3 to Registration Statement No. 333-114888, is incorporated by reference.

         24.2 Power of Attorney to sign Amendments to this Registration Statement, dated July 7, 2004, filed electronically as Exhibit
                  24.2 to Post-Effective Amendment No. 1 to Registration Statement No. 333-114888 is incorporated herein by reference.

         24.3 Power of Attorney to sign Amendments to this Registration Statement, dated Dec. 5, 2005, filed electronically as Exhibit
                  24.3 to Post-Effective Amendment No. 5 to Registration Statement No. 333-114888 is incorporated by reference.

         25.-99.  Not Applicable


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Item 17.       Undertakings

A. The Registrant undertakes:

         (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
                  Statement:

                  (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933,

                  (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement,

                  (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement,

         (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time may be deemed to be the initial bona fide offering thereof,

         (3) that all post-effective amendments will comply with the applicable forms, rules and regulations of the Commission in effect at the time such post-effective amendments are filed, and

         (4) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. The Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28,
       1988). Further, the Registrant represents that it has complied with the provisions of paragraphs (1) - (4) of the no-action letter.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, IDS Life Insurance Company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota on the 5th day of June, 2006.

                              IDS Life Insurance Company
                              --------------------------
                                     (Registrant)

                              By /s/  Timothy V. Bechtold*
                                 ------------------------------------
                                      Timothy V. Bechtold
                                    President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 5th day of June, 2006.

Signature                                     Title

/s/  Gumer C. Alvero*                         Director and Executive Vice
------------------------------------          President - Annuities
     Gumer C. Alvero

/s/  Timothy V. Bechtold*                     Director and President
------------------------------------
     Timothy V. Bechtold

/s/  Arthur H. Berman*                        Director and Executive Vice
------------------------------------          President - Finance
     Arthur H. Berman                         (Principal Financial Officer)

/s/  Brian J. McGrane***                      Director, Executive Vice
------------------------------------          President and Chief Financial
     Brian J. McGrane                         Officer

/s/  Kevin E. Palmer***                       Director, Vice President and
------------------------------------          Chief Actuary
     Kevin E. Palmer

/s/  Mark E. Schwarzmann*                     Chairman of the Board and
------------------------------------          Chief Executive Officer
     Mark E. Schwarzmann                      (Chief Executive Officer)

/s/  Bridget M. Sperl*                        Executive Vice President -
------------------------------------          Client Services
     Bridget M. Sperl

/s/  David K. Stewart**                       Vice President and Controller
------------------------------------          (Principal Accounting Officer)
     David K. Stewart

* Signed pursuant to Power of Attorney dated April 13, 2005 filed electronically as Exhibit 24.1 to Registrant's Post-Effective Amendment No. 3, by:

** Signed pursuant to Power of Attorney dated July 7, 2004 filed electronically as Exhibit 24.2 to Registrant's Post-Effective Amendment No. 1, by:

*** Signed pursuant to Power of Attorney dated Dec. 5, 2005 filed electronically as Exhibit 24.3 to Registrant's Post-Effective Amendment No. 5, by:

/s/ Mary Ellyn Minenko
----------------------
    Mary Ellyn Minenko
    Assistant General Counsel